Exhibit 10.6


                             nSTOR TECHNOLOGIES INC.

                            (a Delaware corporation)

                               8% Promissory Note

Amount: $332,442.00                                     Dated:  October 29, 2001



        nSTOR TECHNOLOGIES, INC., a Delaware corporation ("Company"), for value received, hereby promises to pay to Halco Investments, L.C., or to its order or to such persons as it may designate from time to time ("Holder") in lawful money of the United States of America, upon Holder's presentation and surrender of this 8% Promissory Note ("Note") at the principal office of the Company: (i) the principal sum of Three Hundred Thirty Two Thousand Four Hundred Forty -two Dollars ($332,442.00) on November 16, 2001, 10:00 a.m., local time ("Maturity"), and (ii) interest on the unpaid principal of this Note at the rate of eight percent (8%) per annum.

        At the option of the Company, any payment by the Company required hereunder may be made by check mailed to the Holder at the last address for the Holder appearing on the records of the Company. This Note may be prepaid, in whole or part, at any time.

1. No Avoidance. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, nor shall the Holder, by any action, avoid or seek to avoid the performance of any of the provisions of this Note.

2. Application of Payments. All payments received shall be applied first to charges other than interest and principal, if any, owing hereunder, then to accrued interest then due, then to principal, except that, after the occurrence and during the continuation of any default under this Note, all amounts received shall be applied in such order as Holder, in its sole discretion, may elect.

3. No Waiver. The acceptance by Holder of any payment under this Note after the date that such payment is due shall not constitute a waiver of the right to require prompt payment when due of future or succeeding payments or to declare a default as herein provided for any failure to so pay. The acceptance by Holder of the payment of a portion of any installment at any time that such installment is due and payable in its entirety shall neither cure nor excuse the default caused by the failure to pay the whole of such installment and shall not constitute a waiver of Holder's right to require full payment when due of all future or succeeding installments.

4. Default. In the event that the Company: (i) fails to make any payment of principal or interest hereunder when due and such default shall continue for thirty (30) days after written notice thereof has been delivered to the Company;
(ii) files a petition or is subject to proceedings for protection under any bankruptcy, receivership, reorganization or insolvency laws; (iii) makes a general assignment of all or substantially all of its assets for the benefit of its creditors; (iv) has a trustee or receiver appointed for the Company, its assets or a substantial portion of its assets; (v) is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt; or (vi) fails to observe any of the covenants or agreements on the part of the Company contained in this Note continuing (without being waived or cured) for a period of thirty (30) days after receipt from Holder of written notice of such failure; then the Holder may, by written notice to the Company, declare the outstanding principal amount of this Note to be immediately due and payable, whereupon the outstanding principal amount hereof along with any accrued but unpaid interest shall become and be immediately due and payable without presentment, demand, protest or notice of any kind.

5. Transferability. This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities law and may not be pledged, sold, assigned or transferred until (i) a registration statement with respect thereto is effective under the Act and any applicable state securities law or (ii) the Company receives an opinion of counsel to the Holder, which counsel is satisfactory to the Company, that the Note may be pledged, sold, assigned or transferred without an effective registration statement under the Act or applicable state securities law.

6.  Registration.

               a. The Holder, by his acceptance of this Note, acknowledges that he is aware that this Note has not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction.

               b. The Holder warrants and represents to the Company that he has acquired this Note for investment and not with a view to, or for sale in connection with, any distribution of this Note or with any intention of distributing or selling this Note.

               c. The Holder has no right to demand that the Company register this Note.

7. Deposit of Funds; Authorization and Disbursement. The principal amount of this Note shall be deposited in a brokerage account in the name of the Company at UBS/Paine Webber Inc., 5100 Town Center Circle, Tower 11, 6th Floor, Boca Raton, Florida 33486. Maurice A. Halperin, the Company's Chairman, shall be the only authorized signatory on such account. All disbursements of funds shall be authorized by Mr. Halperin following consultation with the Company at least seven (7) days in advance of the date the funds requested are needed by the Company.

8. Severability. In case any provision of this Note is held invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9. Choice of Law; Venue; Non-Jury Trial. This Note shall be governed by and construed in accordance with the laws of the State of Florida, without reference to choice of law principles, and the sole venue for any legal action brought in connection with this Note shall be Palm Beach County, Florida in a court of law with appropriate jurisdiction. The Holder hereby expressly waives its right to a jury trial in any court action that may occur. In any legal action arising out of or in connection with this Note, the prevailing party shall be entitled to an award of the reasonable attorneys' fees

10. Business Day. If any interest payment date or the Maturity date under this Note shall not be a business day in the State of Florida, payment may be made on the next succeeding day that is a business day in the State of Florida, and shall be deemed hereunder as made on such interest payment date or Maturity date, notwithstanding any other provisions contained in this Note.

11. Notices. Unless otherwise provided herein, all demands, notices, consents, requests and other communications hereunder shall be in writing and shall be deemed to have been given when delivered in person or mailed first class, postage-paid, addressed (i) if to the Company, to the Company's business office in the State of Florida, and (ii) if to the Holder, at the last address for the Holder listed on the records of the Company.

12. Modification. This Note represents the entire understanding of the parties hereto relating to the subject matter hereof, and supersedes any and all other prior agreements between the parties. The terms and provisions of this Note cannot be modified or amended orally or by course of dealing or conduct, or in any other manner, except in a writing signed by the party against whom enforcement is sought.

13. Binding Effect. This Note shall be binding on and inure to the benefit of the respective parties hereto and their successors and assigns.

14. Captions. Section captions are provided for the convenience of the parties and are not intended to affect the interpretation, performance or enforcement of this Note.

15. Compliance With Law. It is the responsibility of the Holder to ensure that all payments received by the Holder comply with all tax, securities and other applicable laws, rules, and regulations of all applicable authorities, and to provide the Company with any written consents or other documents necessary for compliance with such laws, rules and regulations. It is the responsibility of the Company to pay any documentary stamp, governmental, agency or any other type of tax upon this Note or upon the indebtedness evidenced hereby when due (other than any federal, state or local income tax imposed upon the Holder).


        IN WITNESS WHEREOF, the Company has caused this Note to be signed by its authorized officer and its corporate seal to be affixed hereto, as of this 29th day of October, 2001.

                                            nSTOR TECHNOLOGIES, INC.,
                                            a Delaware corporation

                                            By: /s/ Thomas L. Gruber
                                               _____________________
                                            Its: VP Finance and CFO